Exhibit 99.6


MBNA MASTER CREDIT CARD TRUST 1993-4

KEY PERFORMANCE FACTORS
November, 1997

Scheduled Maturity                                      6/15/99


Coupon                                                  6.0000%


Excess Protection Level
   3 Month Average  5.74%
     November, 1997  5.56%
     October, 1997  6.16%
     September, 1997  5.51%



Cash Yield                                              18.32%


Investor Charge Offs                                    5.17%


Base Rate                                               7.60%


Over 35 Day Delinquency                                 5.38%


Seller's Interest                                       23.84%


Total Payment Rate                                      10.25%


Total Principal Balance                                $5,886,371,554.47


Investor Participation Amount                          $1,000,000,000.00


Seller Participation Amount                            $1,403,038,221.22